Exhibit 10.3

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

AMERICAN AIRLINES GROUP INC.
AMENDMENT
TO
PROMISSORY NOTES AND WARRANTS TO PURCHASE COMMON STOCK

    This Amendment, dated as of June 30, 2022 (this “Amendment”), amends the Promissory Notes and the Warrants issued by AMERICAN AIRLINES GROUP INC., a corporation organized under the laws of Delaware (the “Company”), to the UNITED STATES DEPARTMENT OF THE TREASURY (“Treasury”). Certain defined terms used in this Amendment are found in Annex A attached hereto.

WHEREAS, certain wholly owned subsidiaries of the Company (the “Recipients”) applied to Treasury for financial assistance under Subtitle B of Title IV of Division A of the CARES Act, Subtitle A of Title IV of Division N of the Consolidated Appropriations Act, 2021, and Subtitle C of Title VII of the American Rescue Plan Act of 2021, and Treasury provided such financial assistance on the terms and conditions set forth in the PSP Agreements;
WHEREAS, as appropriate compensation to the Federal Government of the United States of America for the provision of financial assistance under each of the PSP Agreements, the Company issued the Promissory Notes in favor of Treasury and the Company entered into the Warrant Agreements under which the Company issued the Warrants to Treasury;
WHEREAS, the Principal Amount (as such term is defined in the applicable Promissory Note) of each Promissory Note was determined and adjusted based on the payments disbursed to the Recipients under each of the PSP Agreements, and the number of shares of Common Stock underlying each Warrant (the “Warrant Shares”) was determined based on the Principal Amount of the related Promissory Note;
WHEREAS, American Airlines, Envoy Air Inc., Piedmont Airlines, Inc. and PSA Airlines, Inc. guaranteed the Promissory Notes;
WHEREAS, Treasury is the sole holder of the Promissory Notes and the Warrants;
WHEREAS, Piedmont Airlines, Inc. (“Piedmont”) is a wholly owned subsidiary of the Company and a Recipient of funds under each of the PSP Agreements;
WHEREAS, [****] Treasury determined that the awardable amount for Piedmont as initially calculated exceeded the amount to which Piedmont was entitled by $24,891,279.76 in PSP1, $16,838,218.58 in PSP2, and $15,705,006.47 in PSP3;
WHEREAS, [****] Treasury had made five disbursements to the Recipients totaling $5,982,831,389.33 for PSP1; three disbursements to the Recipients totaling $3,549,766,770.18 for PSP2; and one disbursement to the Recipients in the amount of $1,655,433,733.27 for PSP3, [****];
WHEREAS, Treasury intended to make a second and final disbursement to the Recipients under PSP3 in the amount of $1,655,433,733.30, but reduced this disbursement by $57,434,504.81 to account for the reductions made to Piedmont’s PSP1, PSP2, and PSP3 awardable amounts, as a result of which Treasury paid the Recipients $1,597,999,228.49 for the second and final PSP3 disbursement;
WHEREAS, following the reductions in Piedmont’s awardable amounts under PSP1, PSP2, and PSP3 and the application of an updated formula that incorporates such reductions, Treasury determined that the payments disbursed to the Recipients under PSP1 and PSP2 and the first payment disbursed under PSP3 were in amounts greater than they should have been, and the second and final payment disbursed under PSP3 was less than it should have been if all of the previous payments had been correctly calculated;
WHEREAS, Treasury and the Company accordingly wish to amend the Promissory Notes and the Warrants to reflect corrected disbursed amounts, such that the Principal Amounts of the PSP1 April 20

Promissory Note and the PSP2 January 15 Promissory Note are decreased and the Principal Amount of the PSP3 April 23 Promissory Note is increased, and the corresponding number of Warrant Shares issuable under the PSP1 Warrants and the PSP2 Warrants is decreased and the number of Warrant Shares issuable under the PSP3 Warrants is increased.
    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.    Amendment of the Promissory Notes. Each Promissory Note is hereby amended to adjust the Principal Amount of such Promissory Note as follows:

(a)PSP1 April 20 Promissory Note. The aggregate Principal Amount of the PSP1 April 20 Promissory Note is reduced from $1,764,849,416.80 to $1,757,382,032.88.
(b)PSP2 January 15 Promissory Note. The aggregate Principal Amount of the PSP2 January 15 Promissory Note is reduced from $1,034,930,031.05 to $1,029,878,565.48.
(c)PSP3 April 23 Promissory Note. The aggregate Principal Amount of the PSP3 April 23 Promissory Note is increased from $946,029,888.53 to $958,548,738.02.
    2.    Amendment of the Warrants. Each Warrant is hereby amended to adjust the current number of Warrant Shares issuable under such Warrant (as reflected on the cover page of, and Schedule A to, such Warrant) to the following number of Warrant Shares:

(a)PSP1 April 20 Warrant. The shares of Common Stock issuable under the PSP1 April 20 Warrant are reduced from 6,732,034 to 6,703,550;
(b)PSP1 May 29 Warrant. The shares of Common Stock issuable under the PSP1 May 29 Warrant are reduced from 2,788,737 to 2,776,937;
(c)PSP1 June 30 Warrant. The shares of Common Stock issuable under the PSP1 June 30 Warrant are reduced from 2,788,737 to 2,776,937;
(d)PSP1 July 30 Warrant. The shares of Common Stock issuable under the PSP1 July 30 Warrant are reduced from 1,394,368 to 1,388,469;
(e)PSP1 September 30 Warrant. The shares of Common Stock issuable under the PSP1 September 30 Warrant are reduced from 403,633 to 401,925;
(f)PSP2 January 15 Warrant. The shares of Common Stock issuable under the PSP2 January 15 Warrant are reduced from 2,765,090 to 2,751,594;
(g)PSP2 March 17 Warrant. The shares of Common Stock issuable under the PSP2 March 17 Warrant are reduced from 2,956,661 to 2,942,229;
(h)PSP2 April 22 Warrant. The shares of Common Stock issuable under the PSP2 April 22 Warrant are reduced from 886,998 to 882,669;
(i)PSP3 April 23 Warrant. The shares of Common Stock issuable under the PSP3 April 23 Warrant are increased from 2,145,426 to 2,173,817; and
(j)PSP3 June 24 Warrant. The shares of Common Stock issuable under the PSP3 June 24 Warrant are increased from 2,204,137 to 2,233,304.

3.    All Other Terms Unchanged. Except as expressly provided in this Amendment, all of the provisions, terms and conditions of each Promissory Note and Warrant remain in full force and effect.

4.    Additional Documentation. Concurrent with the execution of this Amendment, the Company shall provide opinions and certificates equivalent to those delivered at initial issuance of the Promissory Notes and the Warrants, mutatis mutandis. Upon the request of the Company, subsequent to the effective date hereof, Treasury shall make commercially reasonable efforts to cooperate with the Company should the Company determine that its record-keeping and related internal documentation would be enhanced by producing amended and restated Promissory Notes and Warrants that reflect the terms of this Amendment on the face thereof.

5.    Governing Law. This Amendment will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the Company and Treasury agrees to submit to the exclusive jurisdiction and venue of the United States District Court for the District of Columbia for any civil action, suit or proceeding arising out of or relating to this Amendment. To the extent permitted by applicable law, each of the Company and Treasury hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to this Amendment.

    6.    Conflicting Provisions. Should any of the provisions of this Amendment conflict with any of the provisions of the Promissory Notes or the Warrants, the provisions of this Amendment shall apply.

    7.    Counterparts. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

    8.    Effectiveness. This Amendment shall be deemed effective as of the date hereof.

[Signature page follows.]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

THE UNITED STATES DEPARTMENT OF THE TREASURY

By: /s/ Victoria Collin
Name: Victoria Collin
Title: Chief Compliance and Finance Officer Office of Recovery Programs U.S. Department of Treasury

AMERICAN AIRLINES GROUP INC.

By: /s/ Meghan B. Montana
Name: Meghan B. Montana
Title: Vice President and Treasurer

AMERICAN AIRLINES, INC.

By: /s/ Meghan B. Montana
Name: Meghan B. Montana
Title: Vice President and Treasurer

ENVOY AIR INC.

By: /s/ Meghan B. Montana
Name: Meghan B. Montana
Title: Treasurer

PIEDMONT AIRLINES, INC.

By: /s/ Eric H. Morgan
Name: Eric H. Morgan
Title: Chief Executive Officer and President

PSA AIRLINES, INC.

By: /s/ Dion J. Flannery
Name: Dion J. Flannery
Title: President

ANNEX A

DEFINITIONS

“American Airlines” means American Airlines, Inc.

“American Rescue Plan Act of 2021” means the American Rescue Plan Act of 2021, Pub. L. 117-2 (March 11, 2021), as the same may be amended from time to time.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. 116-136 (March 27, 2020), as the same may be amended from time to time.

“Common Stock” means the common stock of the Company with a par value of $0.01 per share.

“Consolidated Appropriations Act, 2021” means the Consolidated Appropriations Act, 2021, Pub. L. 116-260 (December 27, 2020), as the same may be amended from time to time.

“Promissory Notes” means the PSP1 April 20 Promissory Note, the PSP2 January 15 Promissory Note and the PSP3 April 23 Promissory Note.

“PSP Agreements” means the PSP1 Agreement, the PSP2 Agreement, and the PSP3 Agreement.

“PSP1” means the Payroll Support Program authorized by Subtitle B of Title IV of Division A of the CARES Act.

“PSP1 Agreement” means the Payroll Support Program Agreement, dated as of April 20, 2020, between American Airlines and Treasury.

“PSP1 April 20 Promissory Note” means that certain Promissory Note, dated as of April 20, 2020, with an initial Principal Amount of $842,177,466.00 and aggregate Principal Amount as of the date immediately preceding this Amendment of $1,764,849,416.80, as amended on the date hereof.

“PSP1 April 20 Warrant” means that certain Warrant to Purchase Common Stock, dated as of April 20, 2020, for 6,732,034 shares of Common Stock, as amended on the date hereof.

“PSP1 July 30 Warrant” means that certain Warrant to Purchase Common Stock, dated as of July 30, 2020, for 1,394,368 shares of Common Stock, as amended on the date hereof.

“PSP1 June 30 Warrant” means that certain Warrant to Purchase Common Stock, dated as of June 30, 2020, for 2,788,737 shares of Common Stock, as amended on the date hereof.

“PSP1 May 29 Warrant” means that certain Warrant to Purchase Common Stock, dated as of May 29, 2020, for 2,788,737 shares of Common Stock, as amended on the date hereof.
“PSP1 September 30 Warrant” means that certain Warrant to Purchase Common Stock, dated as of September 30, 2020, for 403,633 shares of Common Stock, as amended on the date hereof.

“PSP1 Warrants” means the PSP1 April 20 Warrant, the PSP1 May 29 Warrant, the PSP1 June 30 Warrant, the PSP1 July 30 Warrant, and the PSP1 September 30 Warrant.

“PSP2” means the Payroll Support Program authorized by Subtitle A of Title IV of Division N of the Consolidated Appropriations Act, 2021.

“PSP2 Agreement” means the Payroll Support Program Extension Agreement, dated as of January 15, 2021, between American Airlines and Treasury.

“PSP2 January 15 Promissory Note” means that certain Promissory Note, dated as of January 15, 2021, with an initial Principal Amount of $433,013,057.00 and aggregate Principal Amount as of the date immediately preceding this Amendment of $1,034,930,031.05, as amended on the date hereof.

“PSP2 April 22 Warrant” means that certain Warrant to Purchase Common Stock, dated as of April 22, 2021, for 886,998 shares of Common Stock, as amended on the date hereof.

“PSP2 January 15 Warrant” means that certain Warrant to Purchase Common Stock, dated as of January 15, 2021, for 2,765,090 shares of Common Stock, as amended on the date hereof.
“PSP2 March 17 Warrant” means that certain Warrant to Purchase Common Stock, dated as of March 17, 2021, for 2,956,661 shares of Common Stock, as amended on the date hereof.
“PSP2 Warrants” means the PSP2 January 15 Warrant, the PSP2 March 17 Warrant, and the PSP2 April 22 Warrant.
“PSP3” means the Payroll Support Program authorized by Subtitle C of Title VII of the American Rescue Plan Act of 2021.

“PSP3 Agreement” means the Payroll Support Program 3 Agreement, dated as of April 23, 2021, between American Airlines and Treasury.

“PSP3 April 23 Promissory Note” means that certain Promissory Note, dated as of April 23, 2021, with an initial Principal Amount of $466,630,119.98 and aggregate Principal Amount as of the date immediately preceding this Amendment of $946,029,888.53, as amended on the date hereof.

“PSP3 April 23 Warrant” means that certain Warrant to Purchase Common Stock, dated as of April 23, 2021, for 2,145,426 shares of Common Stock, as amended on the date hereof.

“PSP3 June 24 Warrant” means that certain Warrant to Purchase Common Stock, dated as of June 24, 2021, for 2,204,137 shares of Common Stock, as amended on the date hereof.

“PSP3 Warrants” means the PSP3 April 23 Warrant and the PSP3 June 24 Warrant.

“Warrant Agreements” means the warrant agreement, dated as of April 20, 2020, between the Company and Treasury; the warrant agreement, dated as of January 15, 2021, between the Company and Treasury; and the warrant agreement, dated as of April 23, 2021, between the Company and Treasury.

“Warrants” means the PSP1 Warrants, the PSP2 Warrants, and the PSP3 Warrants.